SUPPLEMENT TO NOVEMBER 1, 2002 PROSPECTUS
                                       FOR
                           THE HIRTLE CALLAGHAN TRUST

                 THE DATE OF THIS SUPPLEMENT IS OCTOBER 27, 2003

   INFORMATION ABOUT THE FIXED INCOME PORTFOLIOS OF THE HIRTLE CALLAGHAN TRUST

THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO. Effective on or about October 27, 2003, the Specialist Manager for The Intermediate Term Municipal Bond Portfolio is Schroder Investment Management North America Inc. ("Schroders"). David Baldt, will have primary responsibility for day-to-day portfolio management of the Portfolio. Mr. Baldt recently joined Schroders as Executive Vice President. From 1989 until he joined Schroders in October, 2003, Mr. Baldt was a Managing Director of Deutsche Asset Management, Inc. and has served as the individual primarily responsible for day-to-day management of The Intermediate Term Municipal Bond Portfolio since its inception. Mr. Baldt and has managed fixed income investments since 1973. Schroders, which is headquartered at 875 Third Avenue, New York, New York 10022 has been an investment manager since 1962, and currently serves as investment adviser to certain other mutual funds and a broad range of institutional investors. Schroders ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business, and as of June 30, 2003, had in the aggregate assets under management of approximately $149.2 billion. A description of the portfolio management agreements between Schroders and the Trust relating to The Intermediate Term Municipal Bond Portfolio appears below.

THE FIXED INCOME I PORTFOLIO. Deutsche Asset Management, Inc. is the Specialist Manager for The Fixed Income I Portfolio. Gary W. Bartlett, J. Christopher Gagnier, Warren S. Davis, Thomas Flaherty, Daniel R. Taylor and Timothy C. Vile are primarily responsible for day-to-day management of this Portfolio's assets. Mr. Bartlett, a Managing Director of Deutsche Asset Management, has been with the firm (or its predecessor companies) since 1992. Mr. Bartlett is a Chartered Financial Analyst and holds an MBA from Drexel University, with over 20 years in the investment management industry. Mr. Gagnier, a Managing Director of Deutsche Asset Management, has been with the firm (or its predecessor companies) since 1997. Mr. Gagnier holds an MBA from University of Chicago, with over 23 years in the investment management industry. Mr. Davis, a Managing Director of Deutsche Asset Management, has been with the firm (or its predecessor companies) since 1995. Mr. Davis holds an MBA from Drexel University, with over 17 years in the investment management industry. Mr. Flaherty, a Managing Director of Deutsche Asset Management, has been with the firm (or its predecessor companies) since 1995. Mr. Flaherty has over 19 years in the investment management industry. Mr. Taylor, a Managing Director of Deutsche Asset Management, has been with the firm (or its predecessor companies) since 1998. Mr. Taylor is a Chartered Financial Analyst and has over 11 years in the investment management industry. Mr. Vile, a Managing Director of Deutsche Asset Management, has been with the firm (or its predecessor companies) since 1991. Mr. Vile is a Chartered Financial Analyst with over 18 years in the investment management industry.

                                                      The Hirtle Callaghan Trust
                                       Supplement to November 1, 2002 Prospectus
                                               Supplement Date: October 27, 2003

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

THE FIXED INCOME II AND THE HIGH YIELD BOND PORTFOLIO. Effective October 24, 2003, the investment advisory relationship between the Trust and Morgan Stanley Investment Management was terminated. W.R. Huff Asset Management Co., L.L.C. ("Huff Asset Management"), which has been responsible for managing all of the assets of The High Yield Bond Portfolio since July 1, 2003, continues to provide these services to The High Yield Bond Portfolio. Similarly, BlackRock Advisors, Inc. ("BlackRock"), which has been responsible for managing all of the assets of The Fixed Income II Portfolio continues to provide these services to The Fixed Income II Portfolio.

DESCRIPTION OF PORTFOLIO MANAGEMENT AGREEMENTS WITH SCHRODERS. At a Special Meeting of the Board of Trustees ("Board") held on October 21, 2003, the Board approved the engagement of Schroders to replace Deutsche Asset Management, Inc. as the Specialist Manager for The Intermediate Term Municipal Bond Portfolio. This action was taken by the Board in order to secure the continued services of the management team that has served The Intermediate Term Municipal Bond Portfolio since its inception. As noted above, it is anticipated that Schroders will commence its engagement on or about October 27, 2003 ("Effective Date"). Initially, Schroders will serve under the terms of a portfolio management agreement ("Interim Agreement") approved by the Board at the Special Meeting. The terms of the Interim Agreement, including the advisory fee to be paid by The Intermediate Term Municipal Bond Portfolio, are substantively identical to the terms of the portfolio management agreement ("Terminating Agreement") between the Trust and Deutsche Asset Management, Inc. relating to The Intermediate Term Municipal Bond Portfolio, save for the identity of the named portfolio manager and the duration of the agreement. The Terminating Agreement will formally terminate as of the Effective Date. In accordance with Rule 15(a)(4) under the Investment Company Act of 1940, the Interim Agreement will remain in effect for 150 days following the Effective Date or until the final agreement between the Trust and Schroders relating to the Intermediate Term Municipal Bond Portfolio is presented the shareholders of that Portfolios and either approved or disapproved. If such a final agreement is not approved by the Portfolio's shareholders within 150 days of the Effective Date, the Interim Agreement will terminate automatically.

                                                      The Hirtle Callaghan Trust
                                       Supplement to November 1, 2002 Prospectus
                                               Supplement Date: October 27, 2003

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